Exhibit 99.2 INVESTOR PRESENTATION Third Quarter 2023

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Form 10-K for the year ended December 31, 2022, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 as filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

Q3 2023 Highlights

Financial Highlights

$ in millions, except ratios and EPS

Income Statement	Q3 2023	Q2 2023	Change	Q3 2022
Net Income	$ 137	$ 151	$ (14)	$ 422
Net Interest Margin	3.07%	3.14%	(0.07%)	3.32%
Net Interest Margin FTE[1]	3.24%	3.29%	(0.05%)	3.71%
Total Deposit Cost	1.84%	1.57%	0.27%	0.38%
EPS	$ 1.90	$ 2.10	$ (0.20)	$ 5.71
Financial Ratios				
ROA	0.75%	0.85%	(0.10%)	2.31%
ROTCE	9.36%	10.63%	(1.27%)	31.86%
Balance (Ending Balances)				
Loans Held in Portfolio	$ 34,029	$ 33,031	$ 998	$ 31,523
Total Assets	69,737	70,838	(1,101)	70,730
Total Deposits	63,338	64,005	(667)	64,819
Borrowings	1,098	1,427	(329)	1,301
Credit Quality				
Non Performing Loans	$ 362	$ 386	$ (24)	$ 453
NPL Ratio	1.06%	1.17%	(0.11%)	1.44%
NCO Ratio	0.39%	0.29%	0.10%	0.24%
ACL-NPL Ratio	197%	182%	15%	155%
Capital				
Common Equity Tier 1	16.81%	16.87%	(0.06)	16.04%
Tangible Book Value Per Share	$ 50.20	$ 51.37	$ (1.17)	$ 38.69

Quarter Highlights

Highlights:

- Net income of $153 million, excluding after-tax goodwill impairment charge of $16 million
- Net interest income increased $2.4 million
- Loans increased $998 million QoQ
- Non-performing loans decreased $24 million; NPL to loans ratio down to 1.06% from 1.17% in Q2 2023
- Deposits decreased $667 million, mainly P.R. Government deposits
- Borrowings decreased by $329 million due to redemption of $300 million Senior Notes during the quarter
- Common Equity Tier 1 capital ratio decreased 6 basis points (bps) to 16.81%
- Tangible book value per share decreased $1.17 to $50.20

[1] FTE net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. FTE stands for fully taxable-equivalent basis

3

Business Highlights BPPR Business Metrics $ in millions, except ratios Q3 2023 Q2 2023 Change Q3 2022 BPPR: Loans Held in Portfolio $23,729 $ 23,087 $ 642 $ 22,254 • Loans increased by $642 million QoQ across most business P.R. Government Deposits 17,750 18,464 (714) 1 8,183 segments: Total Deposits 53,839 5 5,077 (1,238) 5 6,937 ▪ Commercial loans increased $311 million Borrowings 108 108 (0) 116 ▪ Mortgage loans increased $121 million Net Interest Margin 3.14% 3.21% (0.07%) 3.27% ▪ Auto loans and leases increased $104 million Total Deposit Cost 1.68% 1.44% 0.24% 0.34% • Deposits decreased by $1.2 billion from Q2 2023, driven by P.R. government deposits BPPR Customer Engagement • Total cost of deposits increased 24 bps to 1.68% in Q3 2023 Q3 2023 Q2 2023 Change Q3 2022 • Total customers surpassed 2 million • Credit and debit card sales (in dollars) were 4% lower than Q2 Customers (in thousands) 2,009 1,999 10 1,969 1 2023 and 6% higher than Q3 2022 Active Online Users 54% 54% 0% 54% Deposits Captured Through Earnings Digital Channels 62% 62% 0% 64% Popular Bank Popular Bank: $ in millions, except ratios Q3 2023 Q2 2023 Change Q3 2022 Loans Held in Portfolio $10,267 $9,911 $356 $9,235 • Loans increased $356 million QoQ, mainly commercial and Total Deposits 10,302 10,018 284 8,439 construction loans Borrowings 398 428 (30) 438 • Deposits increased $284 million Net Interest Margin 2.90% 3.01% (0.11%) 3.84% • Total deposit cost increased 29 bps to 2.84% driven by an Total Deposit Cost 2.84% 2.55% 0.29% 0.67% increase in deposits gathered through the Popular Direct online channel and brokered deposits 1 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days 4

Financial Summary (Unaudited) ($ in thousands) Q3 2023 Q2 2023 Variance Net interest income $ 5 34,020 $ 5 31,668 $ 2 ,352 Provision for credit losses 45,117 37,192 7,925 Net interest income after provision for credit losses $ 4 88,903 $ 494,476 $ (5,573) Service charges on deposits 3 7,318 3 7,781 (463) Other service fees 93,407 9 4,265 (858) Mortgage banking activities 5 ,393 2,316 3,077 Other non-interest income 23,431 26,109 (2,678) Total non-interest income $ 1 59,549 $ 160,471 $ (922) Personnel costs 193,152 1 91,468 1,684 Net occupancy expenses 28,100 27,165 935 Equipment expenses 8,905 9,561 (656) Professional fees 38,514 50,132 (11,618) Technology and software expenses 72,930 72,354 576 Processing and transactional services 37,899 36,801 1,098 Business promotion 23,075 25,083 (2,008) Other real estate owned (OREO) income (5,189) (3,314) (1,875) Other operating expenses 45,598 51,034 (5,436) Goodwill impairment charge 23,000 - 23,000 Total operating expenses $ 465,984 $ 460,284 $ 5,700 Income before income tax 182,468 1 94,663 (12,195) Income tax expense 45,859 43,503 2,356 Net income $ 1 36,609 $ 1 51,160 $ (14,551) EPS $ 1 .90 $ 2.10 $ (0.20) ROTE 9.36% 10.63% (1.27%) 5

Net Interest Margin Dynamics 1 Total Loans and Deposits ($ in billions) • Net interest margin of 3.07%; FTE net interest margin of 3.24%, a decrease of 5 bps • Money market and investment securities are 48% of earning assets • FTE loan yield increased 9 bps QoQ to 7.24% • Total deposit cost increased 27 bps QoQ to 1.84% 1 Money Market and Investment Securities ($ in billions) Loan Yields, Deposit Cost and NIM (FTE) 52% 50% 50% 51% 48% $4 $9 $6 $6 $6 120% 2.95 2.70 2.65 100% 2.63 2.31 80% $30 $27 $26 $26 $26 60% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Investment Securities Money Market Investments 40% 20% 6 ¹ Balances are as of end of period 0%

Deposit Mix and Historical Betas

- Total deposit cumulative beta of 34% at period end; total deposit beta at BPPR and PB of 31% and 49%, respectively
  - Excluding public sector, BPPR's cumulative beta for total deposits at 7%
  - PB betas higher due to the competitive environment and an increased mix of high cost online deposits
- High beta public sector deposits account for 28% of total deposits. P.R. public sector deposit betas are 100% with a quarter lag; expect costs to increase while short-term rates continue to rise



Deposits by Type
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
76%
24%
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Non-Int Bearing
Int Bearing



Retail Int Bearing Deposits
Current Cycle Cumulative Beta - 20% (P.R. 6% ; U.S. 65%)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Retail - Int Bearing
Fed Funds Target

Deposit Mix (by Type)

Deposit Mix	Retail	Commercial	Public	Wholesale
Non Int Bearing	9%	15%	0%	0%
Int Bearing	31%	11%	28%	6%



Commercial Int Bearing Deposits
Current Cycle Cumulative Beta - 18% (P.R. 13% ; U.S. 36%)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Commercial - Int Bearing
Fed Funds Target



Public Int Bearing Deposits
Market Linked Rate; Expect 100% Beta with Lag
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Public - Int Bearing
Fed Funds Target

7

Investment Portfolio $ in millions Q3 2023 Variance to Q2 2023 Q2 2023 • Conservative investment portfolio, with the majority invested in short to Amortized % of Book Gain / Maturity / Amortized Gain / 1 intermediate U.S. Treasuries, which are Description Cost Portfolio Value (Loss) WAL Cost (Loss) tax exempt for P.R. corporations. The Money Markets (Cash at Federal Reserve) $6,384 20.0% $6,384 $0 - ($2,204) $0 portfolio duration, including cash, is 2.2 years U.S. T-bills 3,886 12.2% 3,886 0 0.1 1,032 (0) AFS U.S. Treasuries 7,827 23.4% 7,443 (384) 1.4 (716) 44 • The unrealized E ar loss nings in the AFS portfolio Agency MBS/CMO 7,279 18.2% 5,799 (1,479) 7.5 (200) (274) increased by $231 million, driven by the Total AFS 1 8,991 53.8% 17,128 (1 ,864) 3.2 117 (231) MBS portfolio 2 U.S. Treasuries 8,931 25.8% 8,229 (702) 3.4 (152) 44 • The market value of the HTM portfolio HTM Other 74 0.2% 74 - 15.5 (2) - decreased to $8.0 billion, $230 million Total HTM 9,005 26.1% 8,302 (702) 3.5 (154) 44 lower than the book value Total Trading 31 0.1% 31 0 2.5 2 0 Total Portfolio $34,410 100.0% $31,845 ($2,566) 2.6 ($2,239) ($186) Cumulative Maturities: Maturity Profile 25,000 US Treasury & T-Bills (Excluding Cash at the Federal Reserve) 30% 29% 20,000 25% 15,000 20% 16% 16% 15% 15% 13% 10,000 10% 5,000 6% 5% 3% 1% 1% - 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0 - 3 yrs 4 - 5 yrs 6 - 7 yrs 8 - 10 yrs U.S. T-bills U.S. Treasuries - AFS U.S. Treasuries - HTM Agency MBS/CMO 1 Maturity expressed in years; In the case of mortgage-backed securities and CMO’s, it represents the weighted average life of the bonds assuming market consensus prepayment speeds 2 The book value includes $702 million of net unrealized loss which remains in Accumulated Other Comprehensive Income (AOCI) related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity 8 securities portfolio. At the time of transfer, the securities had an unrealized loss of $873 million, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026. Differences due to rounding $ in Millions Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Dec-26 Mar-27 Jun-27 Sep-27 Dec-27 Mar-28 Jun-28 Sep-28 Dec-28 Mar-29 Jun-29 Sep-29 Dec-29

Capital

- Robust regulatory capital levels
- Common Equity Tier 1 of 16.8% decreased 6 bps due to the increase in risk weighted assets resulting from loan growth during the quarter
- Leverage ratio of 8.4% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 40% of total assets
- TCE ratio[1] at 5.3% flat from Q2 2023; BPPR at 3.4% compared to 3.5% due to the increase in unrealized losses on the investment portfolio
- Tangible book value per share at $50.20 compared to $51.37 in Q2 2023


Popular, Inc
16.9
16.8
16.9
16.9
18.7
18.7
8.4
8.4
5.3
5.3
Common Equity Tier 1 Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
TCE
Q2 2023
Q3 2023


BPPR
17.5
17.5
17.5
17.5
18.8
18.7
7.5
7.5
3.5
3.4
Common Equity Tier 1 Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
TCE
Q2 2023
Q3 2023


Popular Bank
14.4
14.2
14.4
14.2
15.2
14.9
11.7
11.6
12.7
12.6
Common Equity Tier 1 Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
TCE
Q2 2023
Q3 2023

Note: Current period ratios are estimated

[1] TCE ratio is defined as the ratio of tangible common equity to tangible assets

9

Non-Performing Assets Q3 2023 vs Q2 2023 Variances: Non-Performing Assets • NPAs and NPLs decreased by $28 million and $24 million, $900 4.00% respectively $800 3.50% $710 $700 ▪ NPL inflows decreased by $6 million $633 $610 3.00% $570 $547 $600 $529 ▪ P.R. NPLs at $334 million, or 1.4% of loans, down by $504 2.50% $472 $444 $500 $19 million, mainly driven by lower commercial and 2.00% $400 mortgage NPLs by $16 million and $7 million, 1.50% $300 respectively, offset in part by higher consumer NPLs by 1.00% $5 million $200 1.0% 0.9% 0.8% 0.8% 0.8% 0.8% 0.50% $100 0.7% 0.7% ▪ U.S. NPLs at $28 million, or 0.3% of loans, down by $5 0.6% $- 0.00% million, mostly driven by lower commercial and Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 mortgage NPLs by $3 million each NPLs OREO NPL HFS NPAs/Total Assets • OREOs decreased by $4 million 4.0% Non-Performing Loans Total NPL Inflows 3.5% $633 3.0% $51 $35 $548 $39 $44 $40 $46 $520 2.5% $38 $40 $478 $453 $37 $439 $412 2.0% 2.2% $386 $362 1.9% 1.5% 1.8% 1.6% 1.4% 1.4% 1.3% 1.0% $20 1.2% 1.1% $15 $12 0.5% $11 $10 $9 $9 $6 $6 0.0% Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Commercial & Construction Mortgage Other NPL/Loans U.S. Inflows P.R. Inflows 10 Dollars in millions Differences due to rounding

NCOs and Allowance for Credit Losses

Q3 2023 vs Q2 2023 Variances:

- NCOs amounted to $33 million, increasing by $9 million
  - BPPR's NCOs at $26 million, increasing by $7 million, driven by higher consumer NCOs by $14 million, partially offset by an $11 million recovery from a commercial loan repayment
  - Popular Bank's NCOs at $7 million, increasing by $2 million
  - NCO ratio at 0.39% vs. 0.29%
- ACL at $711 million, increasing by $11 million
- ACL-to-Loans ratio at 2.09% vs. 2.12%
- ACL-to-NPLs at 197% vs. 182%

NCOs and NCO-to-Loan Ratio

($ in millions)


0.12%
0.39%
$9
($8)
$4
$6
$18
$31
$33
$24
$33
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
NCO
NCO%

ACL ($ in millions)	Balance 12/31/22	Accounting Guidance Adjustment	Reserve Build (Release)	Balance 03/31/23	Reserve Build (Release)	Balance 06/30/23	Reserve Build (Release)	Balance 09/30/23	ACL/Loan 09/30/23
Commercial	$ 240	$ (2)	$ 10	$ 248	$ 12	$ 260	$ (15)	$ 245	1.37%
Mortgage	135	(36)	5	104	(8)	96	(4)	92	1.21%
Leases	21	(0)	0	21	(7)	14	(4)	10	0.60%
Consumer:									
Credit Cards	59	-	9	68	3	71	1	73	6.73%
Personal Loans	121	(8)	(1)	112	6	118	11	129	6.36%
Auto	125	(0)	(1)	124	10	134	21	155	4.28%
Other	20	-	(8)	11	(5)	6	1	7	4.70%
Total Consumer	325	(8)	(1)	315	15	330	34	364	5.28%
Total ACL	$ 720	$ (46)	$ 14	$ 689	$ 11	$ 700	$ 11	$ 711	2.09%

11

Dollars in millions
Differences due to rounding

Allowance for Credit Losses – Q3 2023 Movement

ACL Movement:

- Moody's August 2023 baseline scenario continues to show a resilient economy that avoids a recession
- Economic scenario change is driven by variables that impact the P.R. consumer loan portfolios
- Higher qualitative reserves mainly due to increasing trend in NCOs for unsecured personal loans
- New U.S. CRE model is based on more granular regional performance
- Portfolio changes are mainly driven by changes in the credit quality of consumer loans and higher loan volumes

Economic Scenarios:

- Baseline scenario is assigned the highest probability, followed by the S3 (pessimistic) scenario
- Increase in 2023 forecasted GDP growth for P.R. due to revision of the P.R. Government Economic Activity Index
- Unemployment rate for P.R. near historical lows
- 2023 U.S. forecast for GDP growth is being aided by rising consumer and government spending while the unemployment rate remains consistent with the previous quarter
- The reduction in 2024 U.S. GDP growth reflects the continued impact of the Fed's monetary policy



ACL Movement
($ in millions)
$700
$(33)
$4
$8
$(15)
$47
$711
Q2 2023 ACL
NCOs
Economic Scenarios
Qualitative Reserves
New US CRE Model
Portfolio Changes
Q3 2023 ACL

Economic Activity			
U.S.			
Projections at:	**Scenario Description**	**2023**	**2024**
2Q23	Baseline	1.6%	1.7%
	S1 - Stronger Growth	2.1%	3.2%
	S3 - Recession	0.8%	-1.4%
3Q23	Baseline	2.0%	1.3%
	S1 - Stronger Growth	2.2%	3.2%
	S3 - Recession	1.8%	-1.7%
P.R.			
2Q23	Baseline	1.5%	1.0%
	S1 - Stronger Growth	1.8%	1.9%
	S3 - Recession	0.9%	-1.0%
3Q23	Baseline	1.7%	0.9%
	S1 - Stronger Growth	1.9%	2.2%
	S3 - Recession	1.5%	-1.1%

Unemployment Rates		
U.S.		
Projections at:	**2023**	**2024**
2Q23 Baseline	3.6%	4.0%
S1	3.3%	3.1%
S3	4.7%	7.6%
3Q23 Baseline	3.6%	4.0%
S1	3.5%	3.1%
S3	4.0%	7.3%
P.R.		
2Q23 Baseline	6.3%	7.6%
S1	6.1%	7.0%
S3	6.9%	9.8%
3Q23 Baseline	6.1%	6.8%
S1	6.0%	6.2%
S3	6.3%	8.5%

Differences due to rounding

12

Driving Value • Market leader in Puerto Rico ▪ Substantial liquidity with diversified deposit base ▪ Well-positioned to take advantage of ongoing economic growth ▪ Focus on customer service supported by broad branch network ▪ Differentiated digital offering ▪ Diversified fee income driven by unmatched product breadth Franchise▪ Strong risk-adjusted loan margins driven by a well-diversified portfolio • Mainland U.S. banking operation provides geographic diversification ▪ Commercial led strategy directed at small and medium sized businesses ▪ National niche banking focused on homeowners’ associations, healthcare and non- profit organizations ▪ Branch footprint in South Florida and New York Metro • Broad-based multi-year, digital, technological and business process transformation Transformation • Implement more agile and efficient business processes across the entire company • Unlock opportunity for growth in our primary market and within our existing customer base th • In October we celebrated our 130 anniversary. Our history and legacy, which began in 1983, have made Popular a strong, vibrant organization, with deep-rooted values • During the third quarter, we crossed a significant milestone in Puerto Rico, and now serve Milestones more than 2 million unique customers 13

INVESTOR PRESENTATION Third Quarter 2023 Appendix

Corporate Structure Summary Corporate Structure Franchise Industry Financial Services Headquarters San Juan, Puerto Rico Assets = $70 billion Assets $70 billion (among Holding Popular’s Banco Popular Popular Popular North Companies top 50 BHCs in the Insurance de Puerto Rico Securities LLC America, Inc. (Including Equity Subsidaries Investments) U.S.) Loans $34 billion Popular Auto, 1 Popular Bank LLC Deposits $63 billion Earnings Earnings Banking branches 156 in Puerto Rico, Puerto Rico Operations United States Operations 40 in the U.S. (28 in Assets = $13 billion Assets = $57 billion New York and New Jersey and 12 in Florida) and 9 in the Selected equity investments: U.S. and British Virgin Banco BHD León under Corporate segment Islands NASDAQ ticker BPOP • Dominican Republic bank symbol • 15.84% stake • 2022 net Market Cap $4.5 billion income of $175 million 15 Information as of September 30, 2023 ¹ Doing business as Popular

Q3 2023 vs. Q2 2023 Business Segments (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2023 Q2 2023 Variance Q3 2023 Q2 2023 Variance Net interest income $ 454 $ 453 $ 1 $ 87 $ 88 $ (1) Provision for credit losses 52 29 23 (7) 8 (15) Net interest income after provision for credit losses 402 424 (22) 94 80 14 Non-interest income 145 144 1 6 6 - Operating expenses $ 383 $ 399 $ (16) $ 84 $ 64 $ 20 Income before income tax 164 169 (5) 16 22 (6) Income tax expense 41 37 4 5 7 (2) Net income $ 123 $ 132 $ (9) $ 11 $ 15 $ (4) ($ in millions) Balance Sheet Highlights Q3 2023 Q2 2023 Variance Q3 2023 Q2 2023 Variance Total assets $ 5 7,039 $ 58,392 $ (1,353) $ 1 2,807 $ 12,550 $ 257 Total loans HIP 23,729 2 3,087 642 10,267 9,911 356 Total deposits 53,839 55,077 (1,238) 10,302 1 0,018 284 Asset Quality Q3 2023 Q2 2023 Variance Q3 2023 Q2 2023 Variance Non-performing loans held-in-portfolio / Total loans held-in- portfolio 1.41% 1.52% (0.11%) 0.27% 0.33% (0.06%) Non-performing assets / Total assets 0.73% 0.75% (0.02%) 0.22% 0.27% (0.05%) Allowance for credit losses / Total loans held-in-portfolio 2.63% 2.58% 0.05% 0.84% 1.05% (0.21%) Net interest margin 3.14% 3.21% (0.07%) 2.90% 3.01% (0.11%) 16

P.R. Public Sector Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of September 30, 2023, our direct exposure to P.R. municipalities was $333 million, down by $18 million QoQ Outstanding P.R. government exposure Municipalities ($ in millions) Loans Securities Total Obligations of municipalities are backed by real and personal property taxes, municipal Municipalities $ 314 $ 19 $ 333 excise taxes, and/or a percentage of the sales and use tax Indirect Exposure $ 195 $ 47 $ 242 Indirect Exposure Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related 17

Non-Owner Occupied CRE Highlights: Non-Owner Occupied CRE • Non-Owner Occupied CRE (CRE NOO) properties $ in millions concentrated in retail, hotels and office space 3.5% $5,035 $4,744 ▪ Office exposure is limited, representing only 1.9% of total $4,651 $4,517 $4,500 $2,086 3.0% loan portfolio and 12% of CRE NOO $1,838 $1,765 $1,671 $1,742 ▪ Office space primarily comprised of mid-rise properties 2.5% with diversified tenants across both regions. Average loan 2.0% size of $2.1 million $2,846 $2,949 $2,906 $2,885 $2,757 1.7% 1.5% • Strong loan growth in both regions: 1.6% 1.5% 1.5% 1.3% ▪ P.R. loan balances increased $103 million YoY 1.0% 0.7% ▪ U.S. loan balances increased by $415 million YoY 0.6% 0.5% 0.5% 0.5% 0.3% • Favorable credit risk profile with low level of NCOs, NPLs, Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 0.0% criticized and classified loans P.R. U.S. NPL/Loans ACL/Loans • Non-performing loans held-in-portfolio at $16 million in Q3 2023, decreasing by $7 million QoQ; NPLs to loans ratio at 0.3% in Q3 2023 CRE NOO Balance by property type • Allowance for credit losses to loans held-in-portfolio at 1.33% in Q3 2023 vs. 1.51% in Q2 2023 Special Use Other 5% 2% • ACL to NPLs increased to 418% in Q3 2023 Industrial 5% Retail Mixed use 34% 5% Credit Metrics Health Facility Metric Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 7% 30-89 DPD/Loans 0.09% 0.04% 0.44% 0.03% 0.08% NPL/Loans 0.71% 0.56% 0.50% 0.49% 0.32% Shelters 9% NCO Ratio -0.02% 0.74% -0.17% 0.03% -0.02% ACL/Loans 1.75% 1.59% 1.54% 1.51% 1.33% ACL/NPL 246.09% 284.88% 311.54% 310.98% 418.00% Office Space Classified Loans /Loans 3.19% 2.05% 1.30% 1.22% 1.24% 12% Hotels 21% 18 Differences due to rounding

Auto Portfolio

Highlights:

- Auto balances increased during the pandemic, but growth has moderated during recent quarters
- Delinquency has been gradually increasing, but remains below pre-pandemic at Q3 2023
- NCOs at levels significantly below pre-pandemic
- The FICO mix of originations has remained robust, with weighted-average FICO scores of approximately 730
- Current year originations were approximately 65%/35% split between new/used auto loans

Delinquency

($ in millions)

Avg. 2011-2019	9/30/2023
6.17%	4.20%



$2,918
4.6%
$135
Q419
$3,377
2.4%
$81
Q3 21
$3,412
2.8%
$97
Q4 21
$3,430
2.6%
$90
Q1 22
$3,490
2.8%
$98
Q2 22
$3,529
3.6%
$128
Q3 22
$3,513
3.7%
$129
Q4 22
$3,518
3.2%
$113
Q1 23
$3,566
3.7%
$131
Q2 23
$3,633
4.2%
$153
Q3 23
Portfolio
30+ DPD
30+ DPD/Portfolio

FICO Mix of Originations

(% of Approved Amount)



715
719
719
723
720
721
729
732
730
100%
80%
60%
40%
20%
0%
700
600
500
400
300
200
100
0
2015: 4% 9% 29% 58%
2016: 3% 7% 30% 60%
2017: 4% 6% 30% 60%
2018: 6% 7% 27% 60%
2019: 7% 9% 26% 58%
2020: 6% 7% 26% 61%
2021: 5% 4% 26% 65%
2022: 7% 3% 24% 66%
2023 Sep YTD: 7% 4% 24% 65%
700+
625-699
<625
No FICO
WA FICO

NCOs and NCO-to-Loan Ratio

($ in millions)

Avg. 2011-2019	YTD
1.88%	0.73%



2.44%
$18
Q419
$0
Q3 21
$0
Q4 21
$5
Q1 22
$2
Q2 22
$7
Q3 22
$11
Q4 22
$7
Q1 23
$2
Q2 23
$10
1.08%
Q3 23
Auto Loans NCOs
NCO %

Differences due to rounding

19

Leases Portfolio Delinquency Highlights: ($ in millions) • Auto lease balances have continued to increase Avg. 2011-2019 9/30/2023 2.06% 1.73% since the pandemic $2,000 6.00% $1,698 $1,800 $1,662 $1,614 $1,586 • Delinquency steady at below pre-pandemic $1,539 5.00% $1,480 $1,600 $1,426 $1,381 $1,349 levels $1,400 4.00% $1,200 $1,060 • NCOs at levels significantly below pre-pandemic $1,000 3.00% $800 • The FICO mix of originations has remained 1.8% 1.7% 2.00% 1.5% $600 1.4% 1.3% 1.3% 1.1% 1.1% robust, with weighted-average FICO scores of 1.0% 0.9% $400 1.00% approximately 740 $200 $19 $13 $14 $16 $17 $23 $21 $21 $22 $29 $- 0.00% Q419 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Portfolio 30+ DPD 30+ DPD/Portfolio FICO Mix of Originations NCOs and NCO-to-Loan Ratio (% of Approved Amount) ($ in millions) 736 730 730 731 740 734 732 735 Avg. 2011-2019 YTD 700 100% 2% 0.65% 0.27% 3% 3% 3% 4% 4% 4% 4% 1.07% 600 20% 22% 24% $3 23% 23% 26% 26% 26% 80% 500 $2 60% 400 $2 $1 $1 300 40% 0.35% 77% 75% 73% 73% 74% 70% 70% 71% $1 200 $1 $0 $0 20% 100 ($0) 0% 0 Q419 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 2016 2017 2018 2019 2020 2021 2022 2023 Sep YTD Leases NCOs NCO % 700+ 625-699 <625 No FICO WA FICO 20 Differences due to rounding

Credit Cards Portfolio

Highlights:

- Balances have been gradually increasing due to higher originations and increased usage post pandemic
- Delinquency and NCOs have been gradually increasing in recent quarters, reaching pre-pandemic levels in Q3 2023
- The FICO mix of originations has remained robust, with weighted-average FICO scores of approximately 750

Delinquency

($ in millions)

Avg. 2011-2019	9/30/2023
3.74%	3.44%



Q419
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
$1,124
$887
$920
$916
$967
$989
$1,042
$1,046
$1,057
$1,077
3.4%
1.9%
1.9%
2.0%
1.9%
2.2%
2.3%
2.4%
2.8%
3.4%
$39
$16
$18
$19
$19
$22
$24
$25
$30
$37
Portfolio
30+ DPD
30+ DPD/Portfolio

FICO Mix of Originations

(% of Approved Amount)



754
750
748
748
750
754
753
749
750
100%
80%
60%
40%
20%
0%
700
600
500
400
300
200
100
0
2%
3%
38%
57%
4%
2%
41%
53%
3%
2%
44%
51%
5%
2%
44%
49%
4%
2%
43%
51%
2%
1%
42%
55%
2%
45%
53%
3%
3%
45%
49%
2%
3%
45%
50%
2015
2016
2017
2018
2019
2020
2021
2022
2023 Sep YTD
750+
650-749
<650
No FICO
WA FICO

NCOs and NCO-to-Loan Ratio

($ in millions)

Avg. 2011-2019	YTD
3.67%	2.71%



3.21%
3.21%
$8
$3
$3
$3
$4
$4
$5
$6
$7
$9
Q419
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Credit Cards NCOs
NCO %

Differences due to rounding

21

P.R. Personal Loans Portfolio

Highlights:

- The portfolio balance has been steadily increasing due to higher originations
- Delinquency has increased gradually during 2023, but remains below pre-pandemic performance
- NCO rate has been increasing, approaching Q4 2019 level
- The FICO mix of originations has remained robust, with weighted-average FICO scores of approximately 738 in recent vintages, similar to pre-pandemic

Delinquency

($ in millions)

Avg. 2011-2019	9/30/2023
3.61%	2.87%



$1,368
$1,275
$1,288
$1,303
$1,388
$1,518
$1,586
$1,613
$1,686
$1,763
3.2%
2.9%
2.9%
2.7%
2.6%
2.6%
2.5%
2.5%
2.6%
2.9%
$43
$37
$37
$36
$36
$39
$40
$41
$44
$51
Q419
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Portfolio
30+ DPD
30+ DPD/Portfolio

FICO Mix of Originations

(% of Approved Amount)



740
743
738
736
741
746
740
738
738
100%
80%
60%
40%
20%
0%
700
600
500
400
300
200
100
0
3%
3%
3%
3%
2%
2%
1%
1%
1%
5%
4%
4%
5%
3%
3%
3%
3%
3%
45%
44%
50%
49%
51%
46%
53%
56%
56%
47%
49%
43%
43%
44%
49%
43%
40%
40%
2015
2016
2017
2018
2019
2020
2021
2022
2023 Sep YTD
750+
650-749
<650
No FICO
WA FICO

Differences due to rounding

NCOs and NCO-to-Loan Ratio

($ in millions)

Avg. 2011-2019	YTD
2.53%	3.37%



4.19%
4.01%
$14
$6
$6
$5
$6
$8
$10
$12
$13
$17
Q419
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Personal Loans NCOs
NCO %

22

Popular, Inc. Credit Ratings Senior Unsecured Ratings Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Stable Outlook Moody’s Ba1 Stable Outlook 2018 2020 2022 2019 2021 April April June Moody’s Moody's September April Fitch upgrades upgrades to Ba3 upgrades to B1 Moody’s upgrades S&P upgrades to to BBB- from from B1 from B2 May March to Ba1 from Ba3, BB+ from BB-, BB, revised Fitch Moody’s revised revised outlook to Fitch and S&P revised outlook to May S&P revised outlook to upgrades to outlook to Stable revised outlook Stable Fitch revised outlook to Stable BB from BB- Positive to Positive Positive outlook to Positive March S&P lowers outlook to Stable 23

INVESTOR PRESENTATION Third Quarter 2023